UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2015

This information must be preceded or

accompanied by a current prospectus.

Investors should read the prospectus carefully

before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV Global Value Fund, Institutional Class Shares, the benchmark MSCI AC World Index and the MSCI AC World Value Index for the fiscal year end and since inception (June 25, 2014) as of October 31, 2015 were as follows (*denotes annualized period):

	12 Months Ended 10/31/15	Since Inception*
LSV Global Value Fund, Institutional Class Shares	-0.62%	-1.72%
Benchmark:
MSCI AC World Index	-0.03	-0.94
Broad Market:
MSCI AC World Value Index	-4.14	-4.96

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The MSCI All Country World Index was flat for the trailing 12-months ended October 31, 2015. Stocks in the U.S. led the way up over 4.00% while Emerging Markets were down almost 15.00%. Value stocks lagged significantly as the MSCI AC World Value Index was down 4.14% versus up 4.09% for the MSCI AC Growth Index. Value stocks have underperformed growth stocks for the trailing 1-year period as represented by the MSCI style indices. The LSV Global Value Fund (the “Fund”) lagged the benchmark MSCI AC World Index during the trailing 1-year period but held up much better than the MSCI AC World Value Index.

Performance attribution suggests that the Fund’s deeper value and smaller size biases were significant detractors from relative performance. Sector bets are constrained at +/- 5% relative to the benchmark and generally have a minimal impact on relative performance. Overweight exposure to the Materials sector detracted as did underweights to the Consumer Staples and Health Care sectors. Stock selection overall was good despite Fund holdings struggling in the Consumer Discretionary and Technology sectors. Fund holdings outperformed benchmark stocks in the Consumer Staples, Health Care, Energy and Industrials sectors.

At October 31, 2015, the Fund was underweight to the Consumer Staples sector (-3.8%). All other sectors were within +/-2% of the benchmark weight. At the industry level, the Fund was overweight Insurance and Electronic Equipment while underweight Beverages, Real Estate Investment Trusts (REITS) and Internet Software. The Fund maintains an effectively neutral weight relative to the benchmark weight for each country in the Index.

The Fund’s portfolio is trading at 11.7x forward earnings, compared to 17.0x for the MSCI AC World Index benchmark, 1.5x book compared to 2.1x and 7.5x cash flow compared to 11.3x. The objective of the model is to pick undervalued and out of favor stocks with high near-term appreciation potential and as a result, the Fund generally maintains a smaller size bias relative to the benchmark. Currently, the average weighted market cap of the Fund is $44.5 billion vs. $99.1 billion for the MSCI AC World Index.

The competitive strength of this strategy is that it avoids introducing the process to any judgmental biases and behavioral weaknesses that often influence investment decisions. As always, we are committed to a consistent application of our investment process and research agenda as part of an ongoing effort to enhance our quantitative model and add value for our investors in the Fund.

The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal.

The MSCI AC World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

The MSCI AC World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed Markets countries.

The MSCI AC World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $10,000 Investment in the LSV Global Value Fund, Institutional Class Shares versus the MSCI All Country World Index (Unaudited)

	Average Annual Total Return for the period ended October 31, 2015
	One Year Return	Annualized Inception to Date(1)
LSV Global Value Fund, Institutional Class Shares	-0.62%	-1.72%
LSV Global Value Fund, Investor Class Shares	-0.90%	-1.92%
MSCI All Country World Index	-0.03%	-0.94%

*	The graph is only based on the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1)	The LSV Global Value Fund commenced operations on June 25, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect. If they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2015

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

Schedule of Investments LSV Global Value Fund	Shares	Value (000)

Foreign Common Stock (49.3%)
Australia (1.4%)
Asaleo Care	7,900	$10
Beach Energy	6,200	3
Harvey Norman Holdings	5,000	14
McMillan Shakespeare	1,000	9

		36

Austria (0.4%)
Voestalpine	300	11

Belgium (0.5%)
Delhaize Group	150	14

Bermuda (0.9%)
Everest Re Group	60	11
Validus Holdings	300	13

		24

Brazil (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo*	2,300	10
Itausa — Investimentos Itau	4,510	8
Magazine Luiza	300	1

		19

Canada (2.3%)
Air Canada, Cl B*	1,200	10
Canadian Imperial Bank of Commerce	130	10
Magna International	200	11
National Bank of Canada	300	10
Rogers Communications, Cl B	300	12
Shaw Communications, Cl B	400	8

		61

Cayman Islands (0.5%)
Fresh Del Monte Produce	300	14

China (1.8%)
Belle International Holdings	15,000	15
China CITIC Bank, Cl H*	18,000	12

	Shares	Value (000)

China (continued)
Great Wall Motor, Cl H	9,000	$11
Shanghai Pharmaceuticals Holding, Cl H	4,000	9

		47

Finland (0.3%)
Neste	300	7

France (3.0%)
Alten	200	10
AXA	400	11
BNP Paribas	140	9
Electricite de France	600	11
Renault	100	9
Saft Groupe	200	5
Sanofi	140	14
Total	200	10

		79

Germany (4.0%)
Allianz	60	11
Daimler	140	12
Deutsche Bank	700	20
Leoni	300	12
Muenchener Rueckversicherungs	50	10
Siemens	200	20
Stada Arzneimittel	300	11
Volkswagen	50	7

		103

Guernsey (0.2%)
Amdocs	100	6

Hong Kong (2.3%)
China Resources Power Holdings	4,000	9
Shenzhen International Holdings	8,500	13
Tongda Group Holdings	70,000	14
Truly International Holdings	30,000	7
Universal Health International Group Holding	40,000	16

		59

Indonesia (0.7%)
Bank Negara Indonesia Persero	27,700	9
Perusahaan Perkebunan London Sumatra Indonesia	86,000	10

		19

Ireland (0.9%)
Seagate Technology	200	8
Smurfit Kappa Group	500	14

		22

Israel (1.0%)
Bank Hapoalim	1,700	9
Teva Pharmaceutical Industries	300	17

		26

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

LSV Global Value Fund	Shares	Value (000)

Italy (0.3%)
Astaldi	900	$7

Japan (7.7%)
Aozora Bank	3,000	11
Fuji Oil	700	10
Fujitec	600	6
Isuzu Motors	1,000	12
KDDI	600	15
Lintec	500	12
Nippon Telegraph & Telephone	600	22
Nitto Kogyo	500	10
Resona Holdings	3,100	16
Ricoh	1,400	15
Senshu Ikeda Holdings	2,400	10
Shindengen Electric Manufacturing	2,000	7
SKY Perfect JSAT Holdings	1,500	8
Sumitomo	700	8
Towa Pharmaceutical	300	20
Tsumura	400	10
Valor	400	9

		201

Mexico (0.2%)
OHL Mexico*	3,300	4

Netherlands (2.3%)
Aegon	1,300	8
Koninklijke Ahold	800	17
LyondellBasell Industries, Cl A	250	23
Royal Dutch Shell, Cl B	500	13

		61

New Zealand (0.2%)
SKY Network Television	1,700	5

Norway (1.0%)
DNB	1,100	14
Marine Harvest	800	11

		25

Russia (0.2%)
Sistema GDR	800	6

Singapore (1.0%)
DBS Group Holdings	1,000	12
Flextronics International*	1,300	15

		27

South Africa (0.7%)
Barclays Africa Group	800	10
Vodacom Group	800	9

		19

South Korea (1.4%)
Samsung Electronics	20	24
SK Telecom	60	13

		37

	Shares	Value (000)

Spain (0.3%)
Mapfre	2,600	$8

Sweden (0.8%)
Nordea Bank	900	10
TeliaSonera	2,000	10

		20

Switzerland (3.3%)
Credit Suisse Group	900	22
Gategroup Holding	300	11
Pargesa Holding	140	9
Swiss Life Holding	40	10
Swiss Re	200	19
Zurich Insurance Group	60	16

		87

Taiwan (1.1%)
AU Optronics	20,000	6
Micro-Star International	8,000	8
Pegatron	6,000	15

		29

Thailand (0.4%)
Krung Thai Bank	21,700	10

Turkey (0.8%)
Eregli Demir ve Celik Fabrikalari	6,500	9
TAV Havalimanlari Holding	1,400	11

		20

United Kingdom (6.7%)
3i Group	1,700	13
Acacia Mining	2,800	8
Anglo American	400	3
AstraZeneca	130	8
BAE Systems	3,100	21
Bellway	400	16
BP	1,800	11
Centrica	2,800	10
Ensco, Cl A	300	5
Imperial Tobacco Group	200	11
J Sainsbury	3,400	14
Lloyds Banking Group	8,000	9
Noble	800	11
Old Mutual	3,000	10
Paragon Offshore	133	—
Petrofac	300	4
RPS Group	3,800	14
Tate & Lyle	900	8

		176

Total Foreign Common Stock
(Cost $1,428)		1,289

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

LSV Global Value Fund	Shares	Value (000)

Common Stock (48.3%)
United States (48.3%)
Aerospace & Defense (2.2%)
Huntington Ingalls Industries	100	$12
L-3 Communications Holdings, Cl 3	140	18
Northrop Grumman	100	19
Triumph Group	200	9

		58

Agricultural Products (0.4%)
Ingredion	100	10

Air Freight & Logistics (0.3%)
FedEx	60	9

Aircraft (0.8%)
JetBlue Airways*	900	22

Apparel Retail (0.4%)
Gap	400	11

Asset Management & Custody Banks (0.5%)
Ameriprise Financial	100	12

Automotive (1.7%)
Ford Motor	1,300	19
Goodyear Tire & Rubber	400	13
Lear	100	13

		45

Automotive Retail (0.6%)
Group 1 Automotive	200	17

Banks (2.7%)
CIT Group	300	13
JPMorgan Chase	200	13
PNC Financial Services Group	150	13
Regions Financial	2,100	20
Wells Fargo	200	11

		70

Biotechnology (2.3%)
Amgen	80	13
Baxalta	240	8
Enanta Pharmaceuticals*	100	3
Gilead Sciences	200	21
United Therapeutics*	100	15

		60

Broadcasting, Newspapers & Advertising (0.4%)
TEGNA	400	11

Chemicals (1.3%)
Celanese, Cl A	200	14
Eastman Chemical	200	15
Huntsman	400	5

		34

Computers & Services (3.1%)
EMC	500	13
Hewlett-Packard	600	16

	Shares	Value (000)

Computers & Services (continued)
NetApp	400	$14
Oracle	300	12
Symantec	800	16
Western Digital	160	11

		82

Construction & Engineering (0.4%)
Fluor	200	10

Electrical Services (2.2%)
American Electric Power	500	28
FirstEnergy	300	9
Public Service Enterprise Group	500	21

		58

Fertilizers & Agricultural Chemicals (0.5%)
CF Industries Holdings	250	13

Financial Services (1.1%)
Capital One Financial	230	18
Citigroup	200	11

		29

Food, Beverage & Tobacco (0.4%)
Supervalu*	1,500	10

General Merchandise Stores (0.6%)
Target	200	15

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	70	11

Industrials (0.2%)
Brink’s	200	6

Insurance (4.2%)
Aflac	160	10
Allstate	200	12
American Financial Group	200	14
Anthem	140	20
Hartford Financial Services Group	400	19
Lincoln National	200	11
Prudential Financial	160	13
Travelers	100	11

		110

Machinery (2.2%)
Caterpillar	100	7
Cummins	130	13
Deere	160	13
Meritor*	900	10
Trinity Industries	500	14

		57

Media (0.4%)
Starz*	300	10

Motorcycle Manufacturers (0.4%)
Harley-Davidson	200	10

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

LSV Global Value Fund	Shares	Value (000)

Multimedia (0.6%)
Viacom, Cl B	300	$15

Office Electronics (0.4%)
Xerox	1,100	10

Oil & Gas Storage & Transportation (0.5%)
DHT Holdings	1,800	14

Paper & Paper Products (0.3%)
Domtar	200	8

Paper Packaging (0.1%)
WestRock	37	2

Petroleum & Fuel Products (4.7%)
Chevron	130	12
ConocoPhillips	100	5
Exxon Mobil	200	16
Lukoil PJSC ADR	270	10
Marathon Oil	200	3
Marathon Petroleum	400	21
PBF Energy, Cl A	500	17
Phillips 66	200	18
Valero Energy	300	20

		122

Pharmaceuticals (3.8%)
AbbVie	300	18
Johnson & Johnson	540	54
Pfizer	800	27

		99

Printing & Publishing (0.1%)
Gannett	150	2

Retail (2.0%)
Brinker International	200	9
Dillard’s, Cl A	100	9
Kohl’s	200	10
Kroger	400	15
Macy’s	160	8

		51

Semi-Conductors/Instruments (1.0%)
Intel	800	27

Technology Distributors (1.0%)
Arrow Electronics*	200	11
Avnet	300	14

		25

Telephones & Telecommunications (3.7%)
AT&T	321	11
Brocade Communications Systems	1,100	11
Cisco Systems	800	23
Corning	700	13
QUALCOMM	200	12
Verizon Communications	600	28

		98

	Shares/ Face Amount (000)	Value (000)

Thrifts & Mortgage Finance (0.4%)
Radian Group	700	$10

Total Common Stock
(Cost $1,257)		1,263

Repurchase Agreement (1.2%)
Morgan Stanley 0.040%, dated 10/30/15, to be repurchased on 11/02/15, repurchase price $30 (collateralized by various US Treasury Notes, par values ranging from $2 — $21, 0.625% — 3.625%, 3/31/16 — 12/31/21; with a total market value of $30)	$30	30

Total Repurchase Agreement
(Cost $30)		30

Total Investments — 98.8%
(Cost $2,715)		$2,582

Percentages are based on Net Assets of $2,614 (000).

*	Non-income producing security.

ADR	American Depositary Receipt

Cl	Class

GDR	Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

The following is a list of the level of inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Foreign Common Stock
Australia	$10	$26	$—	$36
Austria	—	11	—	11
Belgium	—	14	—	14
Bermuda	24	—	—	24
Brazil	19	—	—	19
Canada	61	—	—	61
Cayman Islands	14	—	—	14
China	—	47	—	47
Finland	—	7	—	7
France	—	79	—	79
Germany	—	103	—	103
Guernsey	6	—	—	6
Hong Kong	—	59	—	59
Indonesia	—	19	—	19
Ireland	22	—	—	22
Israel	—	26	—	26
Italy	—	7	—	7
Japan	—	201	—	201
Mexico	4	—	—	4
Netherlands	23	38	—	61
New Zealand	—	5	—	5
Norway	—	25	—	25
Russia	—	6	—	6
Singapore	15	12	—	27
South Africa	—	19	—	19
South Korea	—	37	—	37
Spain	—	8	—	8
Sweden	—	20	—	20
Switzerland	—	87	—	87
Taiwan	—	29	—	29
Thailand	—	10	—	10
Turkey	—	20	—	20
United Kingdom	16	160	—	176
Total Foreign Common Stock	214	1,075	—	1,289
Total Common Stock	1,263	—	—	1,263
Repurchase Agreement	—	30	—	30
Total Investments in Securities	$1,477	$1,105	$—	$2,582

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $1,075 (000) were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000) October 31, 2015

	LSV Global Value Fund
Assets:
Investments at Value (Cost $2,715)	$2,582
Foreign Currency, at Value (Cost $22)	22
Receivable due from Investment Adviser	17
Dividends and Interest Receivable	5
Prepaid Expenses	9
Total Assets	2,635
Liabilities:
Payable for Investment Securities Purchased	5
Payable due to Administrator	–
Payable due to Trustees	–
Payable due to Distributor	–
Payable due to Chief Compliance Officer	–
Other Accrued Expenses	16
Total Liabilities	21
Net Assets	$2,614

Net Assets Consist of:
Paid-in Capital	$2,685
Undistributed Net Investment Income	33
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	29
Net Unrealized Depreciation on Investments and Foreign Currency Translation	(133)
Net Assets	$2,614

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($2,450 ÷ 252,337 shares(1))	$9.71

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($164 ÷ 16,954 shares(1))	$9.68	*

(1)	Shares have not been rounded.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—“ have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000) For the year ended October 31, 2015

LSV Global Value Fund
Investment Income:
Dividend Income	$64
Interest Income	—
Foreign Taxes Withheld	(4)
Total Investment Income	60
Expenses:
Investment Advisory Fees	18
Administration Fees	2
Trustees’ Fees	—
Chief Compliance Officer Fees	—
Distribution Fees — Investor Class Shares	—
Transfer Agent Fees	52
Offering Costs	31
Registration and Filing Fees	20
Custodian Fees	20
Pricing Fees	13
Printing Fees	12
Insurance and Other Fees	3
Total Expenses	171
Less: Waiver of Investment Advisory Fees	(18)
Less: Reimbursement of Expenses from Investment Adviser	(132)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	21
Net Investment Income	39
Net Realized Gain on Investments	28
Net Realized Loss on Foreign Currency Transactions	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(89)
Net Realized and Unrealized Loss on Investments	(62)
Net Decrease in Net Assets Resulting from Operations	$(23)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) For the year or period ended October 31,

	LSV Global Value Fund
	2015	2014*
Operations:
Net Investment Income	$39	$7
Net Realized Gain on Investments and Foreign Currency Transactions	27	2
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(89)	(44)
Net Decrease in Net Assets Resulting from Operations	(23)	(35)
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(10)	—
Investor Class Shares	(1)	—
Net Realized Gain:
Institutional Class Shares	(2)	—
Investor Class Shares	—	—
Total Dividends and Distributions	(13)	—
Capital Share Transactions:
Institutional Class Shares:
Issued	504	2,000
Reinvestment of Dividends and Distributions	12	—
Redeemed	—	—
Net Increase from Institutional Class Shares Transactions	516	2,000
Investor Class Shares:
Issued	68	100
Reinvestment of Dividends and Distributions	1	—
Redeemed	—	—
Net Increase from Investor Class Shares Transactions	69	100
Net Increase in Net Assets Derived from Capital Share Transactions	585	2,100
Total Increase in Net Assets	549	2,065
Net Assets:
Beginning of Year	2,065	—
End of Year or Period (including undistributed net investment income of $33 and $6, respectively)	$2,614	$2,065

Share Transactions:
Institutional Class Shares:
Issued	51	200
Reinvestment of Dividends and Distributions	1	—
Redeemed	—	—
Total Institutional Class Shares Transactions	52	200
Investor Class Shares:
Issued	7	10
Reinvestment of Dividends and Distributions	—	—
Redeemed	—	—
Total Investor Class Shares Transactions	7	10
Net Increase in Shares Outstanding	59	210

*	Commenced operations on June 25, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Realized and Unrealized (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Global Value Fund
Institutional Class Shares
2015	$9.83	$0.16	$(0.22)	$(0.06)	$(0.05)	$(0.01)	$(0.06)	$9.71	(0.62)%	$2,450	0.90%	7.21%	1.64%	14%
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	1,967	0.90	8.17	0.99	2

Investor Class Shares
2015	$9.83	$0.16	$(0.26)	$(0.10)	$(0.04)	$(0.01)	$(0.05)	$9.68	(0.90)%	$164	1.15%	7.50%	1.46%	14%
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	98	1.15	8.31	0.67	2

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share calculations were performed using average shares for the period.

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements October 31, 2015

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the LSV Global Value Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities a (“Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving,

Notes to Financial Statements October 31, 2015

generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2015, there were ninety-five securities valued in accordance with fair value procedures. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, authorities (i.e. the last open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific

Notes to Financial Statements October 31, 2015

identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal, and registration fees, were amortized over twelve-months from inception of the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services the (“Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. the (“Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $1,669 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

Notes to Financial Statements October 31, 2015

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2015, the Fund incurred $336 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Fund earned $2 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian the (“Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.90% and 1.15% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 29, 2016.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2015, were as follows (000):

Purchases	$907
Sales	$323

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency exchange gain (loss) have been reclassified to (from) the following accounts (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1)	$1

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2015 and 2014 was as follows (000):

Ordinary Income
2015	$13
2014	$—

As of October 31, 2015, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$51
Undistributed Long-Term Capital Gain	12
Unrealized Depreciation	(134)

Total Accumulated Losses	$(71)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2015.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2015, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
$2,716	$170	$(304)	$(134)

Notes to Financial Statements October 31, 2015

8.	Other:

At October 31, 2015, 91% of total shares outstanding for the Institutional Class Shares were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2015, 92% of total shares outstanding for the Investor Class Shares were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of LSV Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV Global Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from June 25, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV Global Value Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from June 25, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
LSV Global Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$937.30	0.90%	$4.39
Investor Class Shares	1,000.00	935.30	1.15	$5.61

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.67	0.90%	$4.58
Investor Class Shares	1,000.00	1,019.41	1.15	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2015.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]
ROBERT A. NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio to 2013.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
JOSEPH T. GRAUSE JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT BOARD MEMBERS[3]
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.	None.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None
BRIDGETT E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	None.
LISA WHITTAKER 37 yrs.old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM 34 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

NOTICE TO SHAREHOLDERS

OF

LSV GLOBAL VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
0.00%	100%	100%	45.63%	100%	0.00%	0.00%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV Global Value Fund who are residents of California, Connecticut and New York, the statutory threshhold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Global Value Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies (if any) relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) upon request, by calling 888-Fund-LSV and (ii) on the Commission’s website at http://www.sec.gov.

LSV-AR-008-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.